EXHIBIT 10.22
                                 AMENDMENT NO. 5
                                       TO
                          REGISTRATION RIGHTS AGREEMENT


         This Amendment No. 5 ("AMENDMENT") to the Registration Rights Agreement dated as of July 8, 1998, as amended by Amendment No. 1 dated as of February 18, 1999, by Amendment No. 2 dated as of June 30, 1999, by Amendment No. 3 dated as of June 30, 1999 and by Amendment No. 4 dated as of August 1, 2000 (the "ORIGINAL AGREEMENT"), is made as of November 9, 2001, among Choice One Communications Inc., a Delaware corporation (the "CORPORATION"), and the other parties to the Original Agreement.

         WHEREAS, the Corporation and the initial Investor Holders and Management Holders entered into the Registration Rights Agreement on July 8, 1998 which provides for certain rights and obligations of the Corporation and such Holders with respect to registration of the Common Stock under the Securities Act (and such agreement has since been amended as described above);

         WHEREAS, the Corporation desires to cause certain bridge loans made to the Corporation under a Bridge Financing Agreement dated as of August 1, 2000 (the "BRIDGE AGREEMENT") among the Corporation and the lenders party thereto (the "LENDERS") to roll over into rollover loans;

         WHEREAS, it is a condition to the rollover of the bridge loans into rollover loans that the Corporation enter into a registration rights agreement with the Lenders in which it agrees to cause the notes that represent the rollover loans (the "ROLLOVER NOTES") to be registered under the Securities Act under certain circumstances;

         WHEREAS, in connection with the rollover of the bridge loans, the Corporation is obligated to issue to the Lenders certain warrants to purchase Common Stock (the "WARRANTS") and the terms of the Warrants require that they have customary demand and piggyback registration rights;

         WHEREAS, the Holders desire to consent to the granting of the registration rights to be granted by the Corporation with respect to the Rollover Notes and the Warrants in accordance with Section 2.10 of the Original Agreement; and

         WHEREAS, the Corporation and the Holders desire to amend the Original Agreement to coordinate piggyback rights of the Holders with the registration rights granted to the holders of the Warrants;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Consent to Registration Rights. The Holders hereby consent to the granting by the Corporation of (a) the registration rights with respect to the Rollover Notes as set forth in the Debt Registration Rights Agreement between the Corporation and the Lenders as such agreement is approved by the Board of Directors of the Corporation, and (b) the registration rights with respect to the Warrants as set forth in the Equity Registration Rights Agreement among the Corporation and the Lenders as such agreement is approved by the Board of Directors of the Corporation.

         SECTION 2. Amendment to Definitions. (a) Section 1.01 of the Original Agreement is hereby amended by inserting the following definition before the definition of "Other Securities":

         "PARI PASSU HOLDERS" means the Holders and any holder of Other Securities who has been granted piggyback registration rights in compliance with
Section 2.10 that are pari passu with the piggyback registration rights of the Holders.

         "PARI PASSU SECURITIES" means the Registrable Securities and the Other Securities held by Pari Passu Holders.

         SECTION 2. Amendment to 2.02(b). Section 2.02(b) is deleted in its entirety and replaced with the following:

                  (b) if the registration referred to in the first sentence of this Section 2.02 is to be an underwritten registration on behalf of the Corporation or any holder of Other Securities and a nationally recognized investment banking firm selected by the Corporation or such holder advises the Corporation or such holder in writing that, in such firm's good faith view, the inclusion of all or a part of such Registrable Securities in such registration would be likely to have an adverse effect upon the price, timing or distribution of the offering and sale of the Other Securities then contemplated, then the Corporation shall include in such registration: (i) first, if the registration is to satisfy a demand registration right of a holder of Other Securities who is not a party to this Agreement, the Other Securities requested to be included in such registration by the holder demanding such registration ("DEMAND SECURITIES"), (ii) second, all Other Securities the Corporation proposes to sell for its own account ("CORPORATION SECURITIES") in excess of the number of Demand Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering, (iii) third, up to the full number of Pari Passu Securities held by Pari Passu Holders that are requested to be included in such registration in excess of the aggregate number of Demand Securities and Corporation Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and (x) if such number is less than the full number of such Pari Passu Securities, such number shall be allocated pro rata among such Pari Passu Holders on the basis of the relative number of Pari Passu Securities of the Class being sold then held by each such Pari Passu Holder (provided that any number in excess of a Pari Passu Holder's request may be reallocated among the requesting Pari Passu Holders in a like manner) and (y) in the event that such investment banking firm advises the Corporation in writing pursuant to this subclause (b) that less than all of such Pari Passu Securities should be included in such offering, Holders of Registrable Securities constituting Pari Passu Securities requested to be included may withdraw their request for registration of their Registrable Securities under this Section 2.02 and request that 90 days subsequent to the effective date of the registration statement for the registration of such Other Securities such registration of Registrable Securities be effected as a registration under Section 2.01 to the extent permitted thereunder), provided further that so long as any Other Holder (together with Registrable Securities then held by its Other Distributee Holders) holds at least 75% of the Registrable Securities held by such Other Holder as of August 1, 2000, MSCP (and, only as to Registrable Securities acquired from MSCP, its Affiliates) shall not be entitled to sell Registrable Securities (other than Preferred Stock or warrants) pursuant to a registration under this
         Section 2.02 unless such Other Holder (and/or, if applicable, its Other Distributee Holders) are permitted to sell under such registration an amount of Registrable Securities which, taken together with all other dispositions by such Other Holder (and its Other Distributee Holders) since August 1, 2000, equals or exceeds the lesser of 25% (as equitably adjusted for stock splits, stock dividends and other similar events) of the Registrable Securities held by such Other Holder on August 1, 2000 and the amount requested to be included (it being understood that Registrable Securities held by an Other Distributee Holder that are freely tradeable under Rule 144(k) will be deemed to have been disposed of for purposes of determining whether the 25% disposition priority has been satisfied), and (iv) fourth, up to the full number of the Other Securities (other than Demand Securities, Corporation Securities and Pari Passu Securities), if any, in excess of the number of Demand Securities, Corporation Securities and Pari Passu Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and, if such number is less than the full number of such Other Securities, such number shall be allocated pro rata among the holders of such Other Securities (other than Demand Securities, Corporation Securities and Pari Passu Securities) on the basis of the number of securities requested to be included therein by each such holder);

         SECTION 3. Other Defined Terms. Capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Original Agreement.

         SECTION 4. Effect of Amendment; Governing Law. Except as amended hereby, the Original Agreement shall remain unchanged. The Original Agreement, as amended hereby, shall remain in full force and effect. This Amendment shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles.

         SECTION 5. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.



CHOICE ONE COMMUNICATIONS INC.


By: /s/ Steve M. Dubnik
-----------------------------------------------
Steve M. Dubnik
Chairman and Chief Executive Officer


MANAGEMENT MEMBERS


/s/ Steve M. Dubnik
-----------------------------------------------
Steve M. Dubnik, as a Management
Member and as Chief
Executive Officer of Choice
One Communications Inc.

 /s/ Mae Squier-Dow
-----------------------------------------------
Mae Squier-Dow

 /s/ Kevin Dickens
-----------------------------------------------
Kevin Dickens

 /s/ Philip Yawman
-----------------------------------------------
Philip Yawman

/s/ Ajay Sabherwal
-----------------------------------------------
Ajay Sabherwal

INVESTOR MEMBERS

MORGAN STANLEY CAPITAL PARTNERS III, L.P.

By MSCP III, LLC, its general partner
By Morgan Stanley Capital Partners III, Inc., its
Member

By /s/ John B. Ehrenkranz
-----------------------------------------------

Its Managing Director

MSCP III 892 INVESTORS, L.P.

By MSCP III, LLC, its general partner
By Morgan Stanley Capital Partners III, Inc., its
Member

By /s/ John B. Ehrenkranz
-----------------------------------------------

Its Managing Director

MORGAN STANLEY CAPITAL INVESTORS, L.P.

By MSCP III, LLC, its general partner
By Morgan Stanley Capital Partners III, Inc., its
Member

By /s/ John B. Ehrenkranz
-----------------------------------------------

Its Managing Director

MORGAN STANLEY DEAN WITTER CAPITAL PARTNERS IV, L.P.
By MSDW Capital Partners IV, LLC, its
general partner
By MSDW Capital Partners IV, Inc., its Member

By /s/ John B. Ehrenkranz
-----------------------------------------------

Its Managing Director

MSDW IV 892 INVESTORS, L.P.
By MSDW Capital Partners IV, LLC, its general partner
By MSDW Capital Partners IV, Inc., its Member

By /s/ John B. Ehrenkranz
-----------------------------------------------

Its Managing Director

MORGAN STANLEY DEAN WITTER CAPITAL INVESTORS IV,
L.P.
By MSDW Capital Partners IV LLC, its
general partner
By MSDW Capital Partners IV, Inc., its Member

By /s/ John B. Ehrenkranz
-----------------------------------------------

Its Managing Director

CHISHOLM PARTNERS III, L.P.

By Silverado III, L.P., its General Partner
By Silverado III Corp., its General Partner


By /s/ Robert M. Van Degna
---------------------------------------------------
Robert M. Van Degna
Chairman & CEO

KENNEDY PLAZA PARTNERS


By /s/ Robert M. Van Degna
---------------------------------------------------
Robert M. Van Degna
Managing General Partner

FLEET VENTURE RESOURCES, INC.


By /s/ Robert M. Van Degna
---------------------------------------------------
Robert M. Van Degna
Chairman & CEO

FLEET EQUITY PARTNERS VI, L.P.

By Fleet Growth Resources II, Inc., its
General Partner


By /s/ Robert M. Van Degna
---------------------------------------------------
Robert M. Van Degna
Chairman & CEO

WALLER-SUTTON MEDIA PARTNERS, L.P.

By Waller Sutton Media, L.L.C. its general partner


By /s/ Bruce Hernandez
---------------------------------------------------
Bruce Hernandez
Chief Executive Officer